UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of Earliest Event Reported):
                                DECEMBER 17, 2003
                                -----------------


                  GLOBAL ENTERTAINMENT HOLDINGS/EQUITIES, INC.
                  --------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    COLORADO
                                    --------
                 (State or other jurisdiction of incorporation)

         0-27637                                      47-0811483
         -------                                      ----------
 (Commission File Number)                  (IRS Employer Identification No.)

                          703 WATERFORD WAY, SUITE 690,
                          -----------------------------
                      MIAMI, FL 33126 (Address of principal
                          executive office) (Zip Code)

                                  305-374-2036
                                  ------------
              (Registrant's telephone Number, including area code)

ITEM 5.  OTHER EVENTS.

         On December 17, 2003, the board of directors of Global Entertainment Holdings/Equities, Inc. (the "Company") mailed to all of the Company's shareholders of record a letter which contained an update from management, information about the annual shareholder meeting of August 6, 2003, and certain activities of a group of shareholders. A complete copy of the shareholder letter and supporting material are attached hereto as exhibits.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (A) No financial statements or pro forma financial information are required to be filed as a part of this report.

         (B) The Exhibit Index is located on page 4.

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 17th day of December, 2003.

                                    Global Entertainment Holdings/Equities, Inc.



                                    By: /s/ Clinton Snyder
                                        ----------------------------------------
                                        Clinton Snyder, Chief Financial Officer


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


                                INDEX TO EXHIBITS

EXHIBIT
  NO.                             DESCRIPTION
--------            --------------------------------------------------

20(i)               Letter to Shareholders of Global Entertainment
                    Holdings/Equities, Inc.

20(ii)              Table of Contents - Reference Document.

20(iii)             Reference Document to the Letter to Shareholders.



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